GOLDMAN SACHS TRUST

Goldman Sachs International Equity Funds

GOLDMAN SACHS

INTERNATIONAL EQUITY FUND

Class A, B, C, Service and Institutional Shares

Supplement Dated October 27, 2006 to the

Prospectuses Dated December 29, 2005

Effective December 26, 2006, the name of the Goldman Sachs International Equity Fund will be changed to the Goldman Sachs Concentrated International Equity Fund (the “Fund”). This name change will not affect the Fund’s investment objective, policies, strategies, practices or limitations except as follows:

The following sentence is added to the end of the first paragraph headed “Equity Investments” in the section titled “Fund Investment Objectives and Strategies — Goldman Sachs International Equity Fund — Principal Investment Strategies”:

The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Investment Adviser to be positioned for long-term capital appreciation.

In addition, the following additional principal risk will apply to the Fund and is added to the section titled “Principal Risks of the Funds.”

Issuer Concentration Risk — Under normal circumstances, the Fund intends to invest in approximately 30-45 companies. As a result of the relatively small number of issuers in which the Fund generally invests, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.